UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 20, 1999

                                     1-2981
                            (Commission File Number)
                           ---------------------------

                              FIRSTAR CORPORATION
              (Exact Name of Registrant as Specified in its Charter)




             WISCONSIN                                    39-1940778
        (State of Incorporation)                     (I.R.S. EMPLOYER
                                                      Identification No.)




             777 East Wisconsin Avenue, Milwaukee, Wisconsin  53202
              (Address of Registrant's principal executive office)


                                 (414) 765-4321
                         (Registrant's telephone number)

Item 5. Other Events

The following table of Per Common Share Financial Data reflects the effect of the three for one stock split of March 31, 1999.

	                                            Year ended December 31,
                          --------------------------------------------------------------------
		               1998	     1997	   1996	         1995	       1994
                          ------------  ------------  ------------  ------------  ------------
Per Common Share
 Basic EPS	          $       0.66 	$       0.83  $       0.65  $       0.59  $       0.55
 Diluted EPS	                  0.65 		0.81 	      0.64 	    0.58 	  0.55
 Dividends declared	          0.33 		0.27 	      0.21 	    0.18 	  0.16
 Period-end book value  	  5.38 		4.45 	      4.23 	    3.89 	  3.58
 Period-end market price	 31.00 	       19.13 	     10.21 	    6.61 	  4.04



                               Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Firstar Corporation

	May 20, 1999		  /s/David M. Moffett
                                  ---------------------------
				  David M. Moffett
				  Vice Chairman
                                  and Chief Financial Officer